Exhibit 10.1
2008-000065C
PHYSICAL HEALTH INSURANCE CONTRACT
AGREEMENT BETWEEN
This Amendment entered into this ___day of July, 2008 at San Juan, Puerto Rico, by and between:
Puerto Rico Health Insurance Administration (PRHIA) a public instrumentality of the Commonwealth of Puerto Rico organized pursuant to Act 72, of September 7, 1993, as amended, hereinafter referred to as the “ADMINISTRATION”, and represented by it’s Executive Director, Ms. Minerva Rivera González;

And
TRIPLE S, INC., a private corporation duly organized and authorized to do business under the laws of the Commonwealth of Puerto Rico, with Employer Social Security Number ###-##-####, hereinafter referred to as “INSURER”, and represented by its Chief Executive Director, Ms. Socorro Rivas;

Contractor Name
For the Provision of Health Insurance coverage
to eligible population under the Government
Health Insurance Plan

WITNESSETH
In consideration of the mutual covenants and agreements hereinafter set forth, the parties, their personal representative and successors, agree as follows:
WHEREAS: The parties entered into contract number 08-065 to provide health insurance coverage for the Southwest and North Regions medically indigent population, enrolled in the Government Health Insurance Plan (GHIP) for the period November 1, 2006 until June 30, 2008.
WHEREAS: The Administration and TRIPLE S, INC, have initiated the negotiation process for the period of July 1, 2008 thru June 30, 2009. As of the date of signing this amendment the premiums rates have not been finally agreed on. For this reason, both parties have agreed to extend the actual contract from July 1, 2008 until August 30, 2008.
HENCEFORTH: The appearing Parties agree to amend and extend the contract # 08-065 as follows:
Article I: To amend provision 1 in Article XXIX “Effective Date and Term” to read as follows:
1.	This contract shall be in effect from November 1, 2006 until August 30, 2008.

2.	. . . . . .
3.	. . . . . .
Article II: The monthly premium rates for the period July 1st, 2007 to June 30, 2008 constitutes the interim rates for the period July 1st, 2008 to August 30, 2008. Once the final premium is negotiated the interim rates shall be subject to an adjustment in the event there is a difference between the interim rate and the final agreed premium rate.
All other terms and conditions of the contract number 08-065 remain unchanged. In witness whereof, the parties have duly execute this Third Amendment on this ___day of July, 2008 and affixes below their respective signature.

/s/ Minerva Rivera Gonzalez

Minerva Rivera González, Esq. Executive Director Puerto Rico Health Insurance Administration	Date of Signature (month/day/year)

/s/ Socorro Rivas	6/30/08

SOCORRO RIVAS Chief Executive Director Triple S, Inc.	Date of Signature (month/day/year)

/s/ Luis A Marini Mir	6/30/08

LUIS A. MARINI, DMD Chief Executive Officer Triple-C, Inc.	Date of Signature (month/day/year)
Cifra 5000-212

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